SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.



                                   FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934




                                  April 10, 2000
               ------------------------------------------------
                Date of Report (date of earliest event reported)



                          CAPTAINS MANAGEMENT CORP., INC.

             ----------------------------------------------------
             Exact name of Registrant as Specified in its Charter



         Nevada                  0-29161                 88-0448017
---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation               Number                  Number


               468 North Camden Drive Beverly Hills, CA 90210

        ----------------------------------------------------------
        Address of Principal Executive Offices, Including Zip Code



                                (310) 858-5569

            --------------------------------------------------
            Registrant's Telephone Number, Including Area Code





ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

     On April 10, 2000, CAPTAIN'S MANAGEMENT CORP., INC. (the "Company") completed the acquisition of 100% of the outstanding common stock of RAIL, Inc., a Nevada corporation ("RAIL"), in exchange for 1,000,000 shares of Captain's Management's Common Stock (approximately 20.0% of the shares now outstanding).

     The stock issuances were made pursuant to an Agreement ("Agreement") between Captain's Management and RAIL. The terms of the Agreement were the result of negotiations between the management of Captain's Management and
RAIL.   However,  the  Board  of Directors  did  not  obtain  any  independent
"fairness" opinion or other evaluation regarding the terms of the Agreement, due to the cost of obtaining such opinion or evaluation.

     The foregoing summary of the Agreement is qualified by reference to the complete text of the Agreement, together with the schedules thereto, which is filed as Exhibit 10 hereto, and is incorporated herein by this reference.

     As a result of the transaction with RAIL and the issuance of the 1,000,000 shares of Captain's Management's Common Stock, following are those persons known by Captain's Management to own 5% or more of Captain's Management's Voting Stock:


   Percent of Outstanding
     Name and Address               Voting Shares     Voting Shares
      ----------------              -------------     -------------

     Paul Salas                       1,000,000          20%
     101-01 101 St Avenue
     Ozone Park, NY 11417

     Edward Figueroa, Jr              1,000,000          20%
     551 Ridgewood Avenue
     Brooklyn, NY  11208

     Natibe Latouf                    1,000,000          20%
     60-03 67th Avenue
     Ridgewood, NY 11385


     _________________




     Effective on the closing of the acquisition, Captain's Management's officers and directors were as follows:


          Paul Salas               President, Treasurer and Director
          Edward Figueroa, Jr.     Vice President and Director
          Natibe Latouf            Secretary and Director

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     As described in Item 1 of this Report, on April 10, 2000, Captain's Management acquired all of the issued and outstanding common stock of RAIL, Inc. ("RAIL") in exchange for shares of Captain's Management's Common Stock. The acquisition of RAIL (accounting acquirer) by Captain's Management (nonoperating shell) is considered in substance to be a capital transaction and is accounted for in a manner similar to a reverse acquisition.

RAIL is currently negotiating additional strategic alliances with other companies involved in Internet production, marketing and technology. The Internet has allowed companies a direct avenue to the consumer that artists and music companies have been unable to achieve in the past. Companies utilize technologies which permit the consumer to download and play music, close to CD quality, directly from their website. RAIL plans to take this approach to the next level by allowing consumers to view or download live events including concerts, pay per view programs and live sporting events from anywhere in the world.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.
         Captain's Management Corp., Inc., and Rail, Inc., combined financials June 30th, 2000.

     (c)  EXHIBITS.

          Exhibits:

      3.1 Articles of Incorporation, Incorporated by reference in Company's Form 10SB12/A filing on 3/24/00.

      3.2 By Laws, Incorporated by reference in Company's Form 10SB12G/A filing on 3/24/00.

     10-1 Agreement between Captain's  Management Corp., Inc., and  RAIL, Inc.
          Incorporated by reference in Company's 8K, filed on April 10,  2000.




                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               		RAIL, INC.


Dated: August 28, 2000
By:___________________________________
   Jimmy H. Jin, President




                      CAPTAINS MANAGEMENT CORPORATION, INC.

                              FINANCIAL STATEMENTS

                                 June 30, 2000













                    CAPTAINS MANAGEMENT CORPORATION, INC.

                                   CONTENTS


                                                         Page

     Independent Auditor's Report                          1

     Financial Statements

         Balance Sheet                                     2

         Statement of Operations                           3

         Statement of Changes in Stockholders' Equity      4

         Statement of Cash Flows                           5

         Notes to Financial Statements                     6-7









                                KURT D. SALIGER

                          Certified Public Accountant

                         INDEPENDENT AUDITOR'S REPORT



Board of Directors
Captain's Management Corporation, Inc.
Las Vegas, Nevada

     I have audited the accompanying balance sheets of Captain's Management Corporation, Inc. (a development stage company) as of June 30, 2000, and the related statements of operations, changes in stockholders' equity and cash flows for the six months in the period ended June 30, 2000. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

     I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provides a reasonable basis for my opinion.

     In my opinion, the financial statements referred to above present fairly, in all, material respects, the financial position of Captain's Management Corporation, Inc., as of June 30, 2000 and the results of their operations
and  its  cash  flows  for  the  six  month   period  ended June 30, 2000, in
conformity with generally accepted accounting principles.

     The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company has had no operations and has no established source of revenue. This raises substantial doubt about its ability to continue as a going concern. Management's planin regard to these matters are also described in Note 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



Kurt D. Saliger  C.P.A.
August 23, 2000




                       CAPTAINS MANAGEMENT CORPORATION, INC.
                           ( A Develpment Stage Company)
                                   BALANCE SHEET


                                                             June 30, 2000
                                 ASSETS
CURRENT ASSETS
   Cash                                                            $0
   Accounts Receivable                                             $0
                                                                _________
          TOTAL CURRENT ASSETS                                     $0

   PROPERTY AND EQUIPMENT, NET                                $77,315

   OTHER ASSETS
   Licensing Fees                                             $36,000
                                                             _________
                  TOTAL ASSETS                               $113,315


                        LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Accounts Payable                                                $0
   Accrued Liabilities                                             $0
   Current Portion, Long Term Debt                                 $0
                                                                _________
          TOTAL CURRENT LIAILITIES                                 $0

LONG-TERM DEBT                                                     $0
STOCKHOLDER'S EQUITY                                               $0
   Common Stock, no par value
   authorized 25,000,000 shares;
   issued and outstanding
   1,027,000 shares                                           $119,376

   Additional Paid In Capital                                      $0
   Deficit Accumulated During
       Development Stage                                      ($6,061)
                                                              __________
TOTAL STOCKHOLDERS' EQUITY                                    $113,315
                                                              __________

          TOTAL LIABILITIES AND
          STOCKHOLDERS' EQUITY                                $113,315
                                                              ----------

                See accompanying notes to financial statements.

                                    -2-


                     CAPTAINS MANAGEMENT CORPORATION, INC.
                       ( A Development Stage Company )
                           STATEMENT OF OPERATIONS

                                              For the          August
                                               period         08, 1996
                                                ended        (inception)
                                               June 30,      to June 30,
                                                2000             2000

REVENUES                                           $0                $0
COSTS OF REVENUES                                  $0                $0
                                               ----------       ----------
          GROSS PROFIT                             $0                $0

OPERATING EXPENSES
          Selling, general and
              administrative                       $0            $2,700
          Amortization and depreciation        $3,361            $3,361
                                                ----------       ---------
          TOTAL OPERATING EXPENSES             $3,361            $6,061
                                                ----------       ---------
          INCOME (LOSS) FROM OPERATIONS       ($3,361)          ($6,061)
OTHER INCOME (EXPENSES)
           Gain on sale of assets                  $0                $0
           Interest expense                        $0                $0
                                                 ----------      ----------
INCOME (LOSS) BEFORE INCOME TAXES             ($3,361)             ($6,061)
           Income Taxes                            $0                   $0
                                              ---------         ----------
           NET PROFIT (LOSS)                  ($3,361)            ($6,061)
                                              ---------         ----------

           NET PROFIT (LOSS)
           PER SHARE                          ($0.0033)            (0.0059)
                                               __________         __________
AVERAGE NUMBER OF SHARES
OF COMMON STOCK OUTSTANDING                     1,027,000         1,0 27,000


              See accompanying notes to financial statements.

                  CAPTAINS MANAGEMENT CORPORATION, INC.
                     ( A Development Stage Company )
             STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                              June 30, 2000

                                Common Stock                   (Deficit)
                               --------------                 Accumulated
                     Number                   Additional         During
                       of                     Paid In         Development
                     Shares      Amount       Capital            Stage
                     --------    ---------    -----------      -----------

Issued for cash
08-08-96               27,000    $2,700               $0

Net (Loss), 08-08-96
(inception) to 12-31-96                                          ($2,700)
                     --------    ----------    -----------      -----------
Balance, Dec. 31, 96   27,000    $2,700               $0         ($2,700)

Net (Loss), 12-31-97                                                  $0
                     --------    ----------    -----------       ----------
Balance, Dec. 31, 97   27,000    $2,700               $0          ($2,700)

Net (Loss), 12-31-98                                                   $0
                     --------    ----------     ----------        ---------
Balance, Dec 31, 1998  27,000    $2,700                $0         ($2,700)

Net (Loss), 12-31-99                                                    $0
                     --------    ----------      ---------        ---------
Balance, Dec. 31, 1999  27,000   $2,700                $0         ($2,700)

Issued for assets
Rail, Inc.
04-10-00             1,000,000   $116,676              $0

Net (Loss), 06-30-00                                              ($3,361)
                     ---------   ----------       ---------        ---------
Balance  June
      30, 2000       1,027,000   $119,376              $0          ($6,061)
                    ==========   ==========       =========        =========


                See accompanying notes to financial statements.

                     CAPTAINS MANAGEMENT CORPORATION, INC.
                         (A Development Stage Company)
                           STATEMENT OF CASH FLOWS

                                                 Jan. 1          August 08,
                                                   to               1996
                                                  June           (inception)
                                                30, 2000     to June 30, 2000


CASH FLOWS FROM
OPERATING ACTIVITIES

Net (Loss)                                       ($3,316)          ($6,016)
Amortization and depreciation                     $3,316            $3,316
                                                  ---------      ------------

CASH FLOWS FROM
OPERATING ACTIVITIES                                 $0            ($2,700)

Issue common stock                                   $0              $2,700
Treasury stock                                       $0                $0
                                                   ---------     ------------

Net increase
(decrease) in cash                                    $0                $0

Cash, Beginning
of Period                                             $0                $0
                                                    _________     ___________
Cash, End
of Period                                            $0                $0
                                                    =========     ===========

                 See accompanying notes to financial statements.

                       CAPTAINS MANAGEMENT CORPORATION, INC.
                            (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 - HISTORY AND ORGANIZATION OF THE COMPANY

     The Company was organized August 08, 1996 under the laws of the State of Nevada, under the name Captains Management Corporation, Inc. The Company currently has no operations and, in accordance with SFAS #7, is considered a development stage company.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Accounting Method
     The Company records income and expenses on the accrual method of accounting.

     Estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     For the statements of cash flows, all highly liquid investments with a maturity of three months or less are considered to be cash equivalents. There were no cash equivalents as of June 30, 2000.

     Fixed assets
     The Company does not maintain or control any fixed assets.

     Income taxes
     Income taxes are provided for using the liability method of accounting in accordance with Statement of Financial Accounting Standards No. 109 (SFAS # 109) "Accounting for Income Taxes." A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Deferred tax expense (benefit) results from the net change during the year deferred tax assets and liabilities.

                      CAPTAINS MANAGEMENT CORPORATION, INC.
                        (A Development Stage Company)
                  NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Loss per Share
     Net loss per share is provided in accordance with Statement of Financial Accounting Standards No. 128 (SFAS #128) " Earnings Per Share." Basic loss per share is computed by dividing losses available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted loss per share reflects per share amounts that would resulted in dilutive common stock equivalents have been converted to common stock. As of June 30, 2000 the Company had no dilutive common stock equivalents such as stock options.

NOTE 3 - STOCKHOLDERS' EQUITY

     The authorized common stock of Captains Management Corporation, Inc. consists of 25,000,000 shares with no par value per share.
On April 10,2000 the Company acquired all of the issued and outstanding common stock of Rail, Inc. in exchange for 1,000,000 shares of the Company's stock. The acquisition was accounted for using the purchase method of accounting.

The Company has issued 1,027,000 shares of its common stock.

The Company has no preferred stock.

NOTE 4 - GOING CONCERN

     The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has no current source of revenue. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern.